UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2014

DIRECTV
(Exact name of registrant as specified in its charter)

Delaware	001-34554	26-4772533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2260 East Imperial Highway,
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (310) 964-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 18, 2014, DIRECTV (the “Company”), AT&T Inc. (“AT&T”) and Steam Merger Sub LLC, a wholly owned subsidiary of AT&T (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain conditions, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company in the Merger.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Company Common Stock owned by the Company or AT&T that is not held on behalf of third parties, and other than shares of Company Common Stock that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law) will be converted into the right to receive, and will become exchangeable for (i) $28.50 in cash and (ii) a number of validly issued, fully paid and non-assessable shares of common stock of AT&T, par value $1.00 per share (“AT&T Common Stock”), equal to the Exchange Ratio (as described below).

The Exchange Ratio is calculated as follows:

if the average of the volume weighted averages of the trading prices of AT&T common stock on the New York Stock Exchange on each of the 30 consecutive trading days ending on (and including) the trading day that is three trading days prior to the date of the Effective Time (the “Average AT&T Stock Price”) is:

(A) greater than $38.577, the Exchange Ratio will be 1.724;

(B) greater than or equal to $34.903 but less than or equal to $38.577, the Exchange Ratio will be an amount equal to the quotient obtained by dividing (x) $66.50 by (y) the Average AT&T Stock Price; or

(C) less than $34.903, the Exchange Ratio will be 1.905.

The Company, AT&T and Merger Sub each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by the Company to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and not to take certain actions prior to the closing of the Merger without the prior approval of AT&T.  In addition, AT&T also agreed not to take certain actions prior to the closing of the Merger without the approval of the Company.

Prior to the adoption of the Merger Agreement by the Company’s stockholders, the Company’s board of directors may withhold, withdraw, qualify or modify its recommendation that the Company’s stockholders adopt the Merger Agreement or approve, recommend or otherwise declare advisable any Superior Proposal (as defined in the Merger Agreement) or terminate the Merger Agreement to enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) providing for a Superior Proposal that did not result from a material breach of the Merger Agreement, subject to complying with notice and other specified conditions, including giving the Company the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during a period following notice and the payment of the Termination Fee (as defined below) prior to or concurrently with such termination.

Consummation of the Merger is subject to various conditions, including, among others, customary conditions relating to the adoption of the Merger Agreement by the requisite vote of the Company’s stockholders; expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and receipt of all necessary consents from the Federal Communications Commission (the “FCC”).  It is a condition to AT&T’s obligation to consummate the Merger that all necessary consents by certain state public utility commissions and foreign governmental entities have been obtained and be in full force and effect and that all necessary consents from the FCC have been obtained by Final Order (as defined in the Merger Agreement), without the imposition, individually or in the aggregate, of a Regulatory Material Adverse Effect (as defined in the Merger Agreement).  The parties have agreed to use their respective reasonable best efforts to obtain all necessary regulatory approvals for the Merger, and AT&T has committed to take certain actions as more fully described in the joint press release included as Exhibit 99.1 to this Form 8-K.  The parties also have agreed that in the unlikely event that the Company’s agreement for the “NFL Sunday Ticket” service is not renewed on substantially the terms discussed between the parties, AT&T may elect not to consummate the Merger, but AT&T will not have a damages claim arising out of such failure so long as the Company used its reasonable best efforts to obtain such renewal.  The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Merger Agreement, receipt of certain tax opinions and the other party having not suffered a material adverse effect (as described in the Merger Agreement).

The Merger Agreement also provides for certain mutual termination rights of the Company and AT&T, including the right of either party to terminate the Merger Agreement if the Merger is not consummated by May 18, 2015, subject to extension in certain cases to a date not beyond November 13, 2015 (the “Termination Date”). Either party may also terminate the Merger Agreement if the Company stockholder approval has not been obtained at a duly convened meeting of the Company’s stockholders, an order permanently restraining, enjoining, or otherwise prohibiting consummation of the Merger shall become final and non-appealable or the FCC adopts a hearing designation order in respect of the transactions contemplated by the Merger Agreement.  In addition, AT&T may terminate the Merger Agreement if the Company’s board of directors changes its recommendation of the Merger prior to the Company stockholder approval having been obtained.

If the Merger Agreement is terminated by AT&T as a result of the Company’s board of directors changing its recommendation of the Merger prior to the Company stockholder approval having been obtained or by the Company if prior to the Company stockholder approval having been obtained the Company enters into an Alternative Acquisition Agreement with respect to a Superior Proposal that did not result from a material breach of the Merger Agreement, then the Company shall be obligated to pay (no later than termination in the case of an Alternative Acquisition Agreement) the Company a fee equal to $1,445,000,000 (the “Termination Fee”).

Further, if the Merger Agreement is terminated (i) by AT&T or the Company if the Merger Agreement is not consummated by the Termination Date or if the Company stockholder approval has not been obtained at a duly convened meeting of the Company’s stockholders or (ii) by AT&T due to an uncured or incurable material breach by the Company, and prior to such termination but after the date of the Merger Agreement a bona fide acquisition proposal shall have been made to the Company or any of its subsidiaries or shall have been made directly to the Company’s stockholders generally or any person or entity shall have publicly announced an intention (whether or not conditional) to make a bona fide acquisition proposal with respect to the Company and within 12 months after the date of a termination the Company consummates certain acquisition proposals or enters into an agreement contemplating certain acquisition proposals, then the Company shall be obligated to pay the Termination Fee concurrently with such entry or consummation.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, AT&T or Merger Sub or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement has an Employee Matters Agreement attached to it as an exhibit. The Merger Agreement includes representations, warranties and covenants of the Company, AT&T and Merger Sub made solely for purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by the Company, AT&T and Merger Sub in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, AT&T and Merger Sub rather than establishing matters as facts.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01  Other Events

On May 18, 2014, the Company and AT&T jointly issued a press release in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between DIRECTV and AT&T, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of DIRECTV and AT&T and are subject to significant risks and uncertainties outside of our control.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that DIRECTV stockholders may not adopt the merger agreement, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner, (5) risks related to disruption of management time from ongoing business operations due to the proposed merger, (6) failure to realize the benefits expected from the proposed merger and (7) the effect of the announcement of the proposed merger on the ability of DIRECTV and AT&T to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally. Discussions of additional risks and uncertainties are contained in DIRECTV’s and AT&T’s filings with the SEC. Neither DIRECTV nor AT&T is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.  Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger between DIRECTV and AT&T.  In connection with the proposed merger, AT&T intends to file a registration statement on Form S-4, containing a proxy statement/prospectus with the SEC.  STOCKHOLDERS OF DIRECTV ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about DIRECTV and AT&T, without charge, at the SEC’s website, http://www.sec.gov.  Copies of documents filed with the SEC by DIRECTV will be made available free of charge on DIRECTV’s website at http://www.directv.com.  Copies of documents filed with the SEC by AT&T will be made available free of charge on AT&T’s website at http://www.att.com.

Participants in Solicitation

DIRECTV and its directors and executive officers, and AT&T and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of DIRECTV common stock in respect of the proposed merger. Information about the directors and executive officers of DIRECTV is set forth in the proxy statement for DIRECTV’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 20, 2014. Information about the directors and executive officers of AT&T is set forth in the proxy statement for AT&T’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 11, 2014. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 18, 2014, by and among DIRECTV, AT&T Inc. and Steam Merger Sub LLC

99.1	Press Release, dated May 18, 2014, jointly issued by DIRECTV and AT&T Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV

Date	By:	/s/ Larry D. Hunter
		Name:	Larry D. Hunter
		Title:	Executive Vice President and General Counsel

Date:  May 19, 2014

DIRECTV

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 18, 2014, by and among DIRECTV, AT&T Inc. and Steam Merger Sub LLC

99.1	Press Release, dated May 18, 2014, jointly issued by DIRECTV and AT&T Inc.

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